EXHIBIT 99.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. §1350)

In connection with Oriental Financial Group Inc.’s (“Oriental”) quarterly report on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rafael Valladares, Senior Vice President and Principal Financial Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

(1)	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 13 day of November, 2002.

/s/ Rafael Valladares
Rafael Valladares
Senior Vice President and
Principal Financial Officer